UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2008

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OPTIONS MEDIA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-147245	26-0444290
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

240 Old Federal Highway, Suite 100, Hallandale, Florida 33009

(Address of Principal Executive Office) (Zip Code)

(954) 620-0242

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2008, Options Media Group Holdings, Inc. (the “Company”) appointed Steven Stowell as the Company’s Chief Financial Officer.  Mr. Stowell replaces Adam Wasserman, the interim Chief Financial Officer of the Company.  Effective October 1, 2008, Mr. Stowell will receive a compensation package of: (i) $185,000 annual salary, (ii) 200,000 shares of restricted stock vesting annually in three equal increments, subject to continued employment with the Company and (iii) a bonus of $19,000 upon commencement of employment with the Company.

From 2005 until September 2008, Mr. Stowell served as the Chief Financial Officer for Come and Stay, Inc. From 2003 until 2005, Mr. Stowell was the Chief Financial Officer of Marlin Capital Partners. Prior to 2003, Mr. Stowell was the Vice President of Finance and Chief Financial Officer at Equifax Marketing Services. Mr. Stowell is 57 years old.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Options Media Group Holdings, Inc.

By:	/s/ SCOTT FROHMAN
Scott Frohman Chief Executive Officer

Date: September 24, 2008